UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

March 8, 2006

___________________

EASY GARDENER PRODUCTS, LTD.

(Exact name of registrant as specified in its charter)

TEXAS (State of Incorporation) 3022 Franklin Avenue Waco, Texas (Address of principal executive offices)	37-1433686 (I.R.S. Employer Identification No.) 76710 (Zip code)

Commission File Number: 333-102296

Registrant’s telephone number, including area code: (254) 753-5353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 8, 2006, Easy Gardener Products, Ltd. (the “Company”) issued a press release that it is making no recommendation as to whether holders of the Company’s 9.4% Cumulative Trust Preferred Securities should tender their Trust Certificates into the cash tender offer recently commenced by EG Broad Street Partners, LLC. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated March 8, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EASY GARDENER PRODUCTS, LTD.
By: EG Product Management, L.L.C.
It’s General Partner

Date: March 8, 2006	By: /S/ Richard M. Kurz
Name: Richard M. Kurz
Title: Manager/CFO